Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK OF

ALDILA, INC.
Pursuant to the Offer to Purchase Dated August 24, 2007

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK TIME, ON SEPTEMBER 21, 2007 UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

American Stock Transfer &
Trust Company

By Mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By Facsimile: (718) 234-5001	By Hand or Overnight Courier: American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane Concourse Level New York, NY 10038
Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.  You must sign this Letter Of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES OF COMMON STOCK TENDERED
Names(s) and Address(es) of Registered Holder(s) (Please Fill in, if blank)	Share Certificate(s) and Shares(s) Tendered (Please attach additional signed list, if necessary)
	Common Stock Share Certificate Number(s)(1)	Total Number of Shares of Common Stock Represented by Share Certificate(s)(1)	Number of Shares of Common Stock Tendered(2)

Total Shares Tendered
(1) Need not be completed by shareholders who deliver Shares by book-entry transfer (“Book-Entry Shareholders”).
(2) Unless otherwise indicated, all Shares represented by Share
     Certificates delivered to the Depositary will be deemed to have been tendered.  See Instruction 4.
□  Check here if Share Certificates have been lost or mutilated.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX
IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER
(See Instruction 5)

☐
The undersigned wishes to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price determined by the Company pursuant to the Offer. This action will result in receiving a price per Share of as low as $15.10 or as high as $16.85.

— OR —

SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER
(See Instruction 5)

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. If the Purchase Price for the Shares is equal to or greater than the price checked, then all or a portion of the Shares purchased by the Company will be purchased at the Purchase Price. A stockholder who wishes to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are being tendered. The same Shares cannot be tendered (unless previously properly withdrawn in accordance with the terms of the Offer) at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

☐ $15.10	☐ $15.60	☐ $16.10	☐ $16.60
☐ $15.35	☐ $15.85	☐ $16.35	☐ $16.85

ODD LOTS
(See Instruction 6)

To be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares.

On the date hereof, the undersigned either (check one box):

☐	is the beneficial or record owner of an aggregate of fewer than 100 Shares and is tendering all of those Shares, or

☐
is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (ii) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

In addition, the undersigned is tendering Shares (check ONE box):

☐
at the Purchase Price, which will be determined by the Company in accordance with the terms of the Offer (persons checking this box should check the box under the heading “Shares Tendered at Price Determined Pursuant to the Offer”); or

☐	at the price per Share indicated under the heading “Shares Tendered at Price Determined by Stockholder.”

CONDITIONAL TENDER
(See Instruction 7)

A stockholder may tender his or her Shares subject to the condition that a specified minimum number of the stockholder’s Shares tendered pursuant to this Letter of Transmittal must be purchased if any Shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Any stockholder desiring to make a conditional tender must so indicate in the box captioned “Conditional Tender” below. It is the tendering stockholder’s responsibility to determine the minimum number of Shares to be purchased.

If the effect of accepting tenders on a pro rata basis would be to reduce the number of Shares to be purchased from any stockholder (tendered pursuant to this Letter of Transmittal or Notice of Guaranteed Delivery) below the minimum number specified, the tender will automatically be regarded as withdrawn (except as provided in Section 6 of the Offer to Purchase). All Shares tendered by a stockholder subject to a conditional tender pursuant to this Letter of Transmittal or Notice of Guaranteed Delivery and regarded as withdrawn as a result of proration will be returned as promptly as practicable after the Expiration Date.

Conditional Tender. Unless the following box has been checked and a minimum specified, the tender will be deemed unconditional:

☐Conditional Tender. The minimum number of Shares that must be purchased, if any are purchased, is __________ Shares.

 If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have properly tendered all of his or her Shares and checked the box below:

 ☐ The tendered Shares represent all Shares held by the undersigned.

IF FUNDS ARE TO BE WIRED TO THE NAME SHOWN AT THE TOP OF THIS FORM OR CHECKS ARE TO BE ISSUED IN A NAME OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM OR ARE TO BE SENT TO AN ADDRESS OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM, PLEASE CHECK ☐ THE BOX AND COMPLETE THE FOLLOWING INFORMATION

SPECIAL PAYMENT INSTRUCTIONS

To be completed ONLY if checks(s) are to be
issued in the name of someone other than the registered holder(s)

Name: __________________________________
Address: ________________________________
________________________________________
________________________________________

EMPLOYER IDENTIFICATION OR
SOCIAL SECURITY NUMBER

SPECIAL DELIVERY INSTRUCTIONS

Part 1: To be completed ONLY if the funds are to be wired to the registered holder:

Account Name: ___________________________
Account Number: _________________________
ABA Number: ____________________________
Further Instructions:
_______________________________________

Part 2: To be completed ONLY if check(s) are to be mailed to someone other than the registered holder(s) or such registered holder(s) at an address other than shown on the top of this form.

Name: __________________________________
Address: ________________________________
________________________________________

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

□
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

□	Name of Tendering Institution:

□	Account Number:

□	Transaction Code Number:

□
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY.  ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owners(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer, check box: □

Name of Tendering Institution:

Account Number:

Transaction Code Number:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY,
SIGN AND COMPLETE THE W-9 FORM

Ladies and Gentlemen:

The undersigned hereby tenders to Aldila, Inc., a Delaware corporation (the “Company”), the above-described shares of shares of common stock, par value $0.01 per share (the “Shares”), of the Company on the terms and subject to the conditions set forth in the Company’s Offer to Purchase dated August 24, 2007 (the “Offer to Purchase”), and this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements thereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.  The undersigned understands that the Company reserves the right to transfer or assign, in whole or in part, from time to time, to one or more of its affiliates the right to purchase all or any portion of Shares tendered pursuant to the Offer.

The undersigned understands that, under the terms of the Offer, the Company will be obligated to purchase up to 496,688 Shares for payment under the Offer.

Subject to and effective on acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the expiration date of the Offer (collectively, “Distributions”)) and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares (and any and all Distributions), to (a) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such Shares (and any and all Distributions) for transfer on Company’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (including any and all Distributions), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and, when the same are accepted for payment by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right.  The undersigned will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities or rights), all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned hereby irrevocably appoints Robert Cierzan and any other designees of the Company, the attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote at any annual, special or adjourned meeting of Company’s stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, with respect to the Shares tendered hereby that have been accepted for payment by the Company prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Company accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is irrevocable and is granted in consideration of the acceptance for payment of such Shares and is coupled with an interest in Shares tendered hereby in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective) by the undersigned.

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. The Company’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The undersigned understands that all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion subject to applicable law.  This determination will be final and binding on all parties.  The Company reserves the absolute right to reject any or all tenders that it determines not to be in proper form or the acceptance for payment of which may be unlawful.  The Company also reserves the absolute right, in its sole discretion, to waive any defect or irregularity in any tender of Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.”  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.”  Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above.  The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

SIGN HERE
(See Instructions 1, 8, and 11)

SIGNATURE(S) OF STOCKHOLDERS

DATED:

Must be signed by registered holder(s) exactly as name(s) appear on first page.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information:

NAME(S)

CAPACITY (full title)

ADDRESS

AREA CODE AND TELEPHONE NO.

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS)

NAME OF FIRM  _______________________________________________________________
ADDRESS ____________________________________________________________________
 ____________________________________________________________________________
AUTHORIZED SIGNATURE ______________________________________________________
NAME _______________________________________________________________________
AREA CODE AND TELEPHONE NO. ________________________________________________

SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
PART 1 – PLEASE ENTER YOUR à ☐☐☐☐☐☐☐☐☐ SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER

PART 2 – CERTIFICATION – Under penalties of perjury, I certify that:

      (1)    The number shown on this form is my correct Taxpayer Identification
               Number (or I am waiting for a number to be issued to me),

      (2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result to report all interest or dividends, or the IRS has notified me that I am not subject to backup withholding, and

      (3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions – You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

PART 3 – CERTIFICATION FOR FOREIGN RECORD HOLDERS

Under penalties of perjury, I certify that I am not a Unites States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

Signature__________________________Date______________________________

SIGNATURE_____________________________________ DATE_________________________________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. If checks are to be issued in a name other than that shown at the top of this form or are to be sent to an address other than that shown at the top of this form, the signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or a commercial bank or trust company having an office, branch or agency in the United States. This Letter of Transmittal is to be used only if you may effect the tender offer transaction yourself and do not intend to request your broker to effect the transaction for you.

     2. Delivery of Letter of Transmittal. A properly completed and duly executed Letter of Transmittal, should be mailed or delivered to the Depositary on or prior to the Expiration Date at the appropriate address as noted on the bottom on the last page herein and must be received by the Depositary prior to the Expiration Date.  The method of delivery of all documents is at the election and risk of the tendering stockholder.

     3. Inadequate Space. If the space provided is inadequate, the number of Shares should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. If fewer than all of the Shares in your investment account or evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled “Number of Shares of Common Stock Tendered.”  If applicable, a new certificate for the remainder of the Shares evidenced by your old certificate(s) will be sent to you as soon as practicable after the Expiration Date of the Offer. All Shares represented by certificate(s) listed or in your investment account are deemed to have been tendered unless otherwise indicated.

     5. Indication of Price at Which Shares Are Being Tendered.  In order to validly tender by this Letter of Transmittal, tendering stockholders must either:

     (a) check the box under “Shares Tendered at Price Determined Pursuant to the Offer”; or

     (b) check the box indicating the price per Share at which such Shares are being tendered under “Shares Tendered at Price Determined by Stockholder.”

     By checking the box under “Shares Tendered at Price Determined Pursuant to the Offer,” the stockholder agrees to accept the Purchase price resulting from the Offer process, which may be as low as $15.10 or as high as $16.85 per Share.  By checking a box under “Shares Tendered at Price Determined by Stockholder,” the stockholders acknowledges that doing so could result in none of his or her Shares being purchased if the purchase price for the Shares is less than the price the stockholder checked.

     Stockholders may only check one box.  If more than one box is checked or no boxes are checked, then the stockholder will not be deemed to have validly tendered his or her Shares.  Stockholders wishing to tender portions of their Shares at different prices must complete a separate Letter of Transmittal for each price at which they wish to tender each such portion of their Shares.  Stockholders cannot tender the same Shares at more than one price (unless they previously tendered and properly withdrew those Shares, as provided in Section 4 of the Offer to purchase).

     6. Odd Lots.  As described in Section 1 of the offer to Purchase, if the Company purchases fewer than all Shares properly tendered before the Expiration Date and not properly withdrawn, the Company will first purchase all Shares tendered by any stockholder who (a) owns, beneficially or of record, an aggregate of fewer than 100 Shares, and (b) tenders all of his or her Shares at or below the Purchase Price.  The tendering stockholder will only receive this preferential treatment if the tendering stockholder owns fewer than 100 Shares and tenders ALL of the Shares the tendering stockholder owns at or below the Purchase Price.  Even if the tendering stockholder otherwise qualifies for “odd lot” preferential treatment, the tendering stockholder will not receive such preference unless the tendering stockholder completes the Section entitled “Odd Lots” in this Letter of Transmittal.

     7. Conditional Tenders.  As described in the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Shares being purchased.  If the Company purchases fewer than all of the Shares tendered before the Expiration Date and not properly withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered at the Purchase Price pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn.  If, because of proration, the minimum number of Shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary.  However, to be eligible for purchase by random lot, you must have tendered all your Shares and check the box so indicating.  Upon selection by random lot, if any, the Company will limit its purchase in each case to the designated minimum number of Shares.  Conditional tenders will be selected by lot only from stockholders who tender all of their Shares.

     All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

     8. Signatures on Letter of Transmittal, Authorization and Endorsements.

     (a) If the Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signatures(s) must correspond with the name(s) in which the Shares are registered.

     (b) If the Shares are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and, if applicable, of the certificates transmitted hereby, no endorsements of certificates or separate authorizations are required.

     (e) If this Letter of Transmittal or any certificates or authorizations are signed by trustees, executors, administrators, guardians, attorneys in fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and must submit proper evidence satisfactory to the Company of their authority so to act.

     9. Transfer Taxes. The Company will pay all the taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company in its sole discretion, whose determination shall be final and binding, subject to applicable law. The Company reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Shares or any particular stockholder, and the Company’s interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived. None of the Company, American Stock Transfer & Trust Company (the Depositary), or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     11.  Important Tax Information. Under Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with his correct taxpayer identification number, which is accomplished by completing and signing the Signature Form.

      12.  28% Backup Withholding. In order to avoid backup withholding of U.S. federal income tax with respect to payments of cash payable under the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 attached to this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to or is exempt from backup U.S. federal income tax withholding. If a stockholder does not provide such stockholder’s correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the “IRS”) may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 28%.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely furnished to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

The box in part 1 of the Substitute Form W-9 may be filled in as “applied for” if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If this is done, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Even if the box in part 1 is completed with “applied for” and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and the appropriate Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding.  You should consult with your tax advisor regarding the foregoing.

     13.  Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Company’s transfer agent, American Stock Transfer & Trust Company at (877) 248-6417 or (718) 921-8317. The stockholder will then be instructed by the transfer agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

IMPORTANT:    THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of Company or such stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth on the first page of this letter of transmittal.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions and requests for assistance or for additional copies of this Offer to Purchase, the Letter of Transmittal and the notice of guaranteed delivery may be directed to:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY  10016
Call Collect:  (212) 929-5500
Toll Free:  (800) 322-2885
tenderoffer@mackenziepartners.com

You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.